UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 15, 2021
Commission File Number 1-13610
CIM COMMERCIAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events
CIM Commercial Trust Corporation (the “Company”) announces that its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) will be held on December 9, 2021. For the 2021 Annual Meeting, the deadline for submission of stockholder proposals for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended, is October 25, 2021. Any such proposal must also comply with the other requirements of Rule 14a-8. If a stockholder wishes to submit proposals outside of the process of Rule 14a-8 or nominate individuals for election for the 2021 Annual Meeting, pursuant to the Company’s Bylaws, the stockholder must (1) be a stockholder of record both at the time of giving notice and at the time of the 2021 Annual Meeting, (2) be entitled to vote at the 2021 Annual Meeting and (3) satisfy the requirements in the Company’s Bylaws with respect to such proposal. The Company’s Bylaws require that such stockholder provide timely notice of the proposal or nomination, including all of the information required by the Company’s Bylaws, to the Company, addressed to Secretary of the Company, 17950 Preston Road, Suite 600, Dallas, Texas 75252. In order for a notice by stockholders to nominate directors or submit proposals to be timely, such notice must be so delivered no earlier than July 12, 2021, i.e., 150 days prior to the date of the 2021 Annual Meeting, and no later than October 25, 2021, i.e., the tenth day following the day on which this public announcement of the date of the Annual Meeting of Stockholders is first made.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CIM COMMERCIAL TRUST CORPORATION
Dated: October 15, 2021	By:	/s/ DAVID THOMPSON David Thompson Chief Executive Officer